UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2018

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17305 Daimler St., Irvine CA 9261
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2018, the Compensation Committee (the “Committee”) of Cryoport, Inc. (the “Registrant”) approved the adoption of an Annual Management Incentive Plan (the “Bonus Plan”). Per the Bonus Plan, the Registrant’s executive officers, and certain other non-executive officers, may be eligible to receive a cash bonus expressed as a percentage of their base salary in the event the Registrant achieves certain business metrics and personal strategic objectives. Fifty percent (50%) of the bonus opportunity will be based on the attainment of goals related to cumulative quarterly revenue (“Revenue”) as reported quarterly and annually in the Registrant’s public filings with the SEC; thirty percent (30%) of the bonus opportunity will be based on the attainment of goals related to cumulative quarterly adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) based on the Registrant’s quarterly and annual filings with the SEC; and twenty percent (20%) of the bonus opportunity will be based on the attainment of personal strategic objectives, with such personal strategic objectives determined by the Committee. If the Registrant attains an additional higher Revenue and Adjusted EBITDA target as set by the Committee, and the participant meets his or her personal strategic objectives, then such participant would be eligible to receive one hundred fifty percent (150%) of such participant’s bonus opportunity. Effective May 1, 2018, the base salaries for Jerrell W. Shelton, the Registrant’s Chief Executive Officer, and Robert Stefanovich, the Registrant’s Chief Financial Officer will be $600,000 and $300,000, respectively. The Committee established Mr. Shelton’s bonus opportunity for 2018 performance at one hundred percent (100%) of his base salary and Mr. Stefanovich’s bonus opportunity for 2018 performance at forty percent (40%) of his base salary.

The above description of the Bonus Plan does not purport to be complete and is qualified in its entirety by reference to a summary of such plan which is filed as Exhibit 10.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.          The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

10.1	Annual Management Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: April 3, 2018	By:	/s/ Robert S. Stefanovich
Robert S. Stefanovich Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Annual Management Incentive Plan